UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

DMK PHARMACEUTICALS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

dmk pharmaceuticals CORPORATION

11622 El Camino Real, Suite 100
San Diego, California 92130

SUPPLEMENT NO. 1 TO THE PROXY STATEMENT DATED october 12, 2023

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

This Supplement No. 1 (this “Supplement”), dated November 15, 2023, supplements the definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed by DMK Pharmaceuticals Corporation, a Delaware corporation, referred to herein as we, us, our or the Company, with the U.S. Securities and Exchange Commission (the “SEC”) on October 12, 2023, in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies to be voted at the 2023 Annual Meeting of Stockholders, or any adjournment or postponement thereof (the “Meeting”).

THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT, WHICH CONTAINS IMPORTANT ADDITIONAL INFORMATION. Except as to the matters specifically discussed herein, this Supplement does not otherwise modify or update any information or disclosure contained in the Proxy Statement. Capitalized terms used but not otherwise defined in this Supplement shall have the meanings assigned to such terms in the Proxy Statement.

ADJOURNMENT OF THE MEETING

On November 9, 2023 at 1:00 p.m., Pacific Time, the Company convened the Meeting. At that time, there were not present or represented by proxy a sufficient number of shares of Common Stock to constitute a quorum. Accordingly, to meet the quorum requirement and allow stockholders additional time to exercise their voting rights, the Chairman of the Meeting adjourned the Meeting without any business being conducted. As announced at the Meeting by the Chairman of the Meeting, the adjourned Meeting will reconvene virtually at www.virtualshareholdermeeting.com/DMK2023 on November 30, 2023 at 9:00 a.m. Pacific Time to vote on certain of the proposals as described in the Proxy Statement. During the adjournment, the Company will continue to solicit votes from its stockholders as set forth in the Proxy Statement. The close of business on October 6, 2023 remains the Record Date for the determination of stockholders of the Company entitled to vote at the reconvened Meeting.

As described in the Proxy Statement, Jerald Hammann provided notice to the Company that he had intended to (i) propose the Hammann Nominees to stand for election to the Board, in opposition to the five nominees recommended by our Board, and (ii) submit the Hammann Proposals for stockholder consideration and stockholder approval at the Meeting. On October 17, 2023, Mr. Hammann notified the Company that he was withdrawing the Hammann Nominees and Hammann Proposals and that he no longer intended to solicit the holders of shares of the Common Stock representing at least 67% of the total voting power of shares entitled to vote on the election of the Company’s directors, which is the minimum solicitation requirement pursuant to Rule 14a-19 under the Exchange Act.

SUPPLEMENTAL INFORMATION REGARDING THE VOTING OF PROXIES

In light of the developments described herein, this Supplement includes (i) additional information you should read in conjunction with the Proxy Statement and (ii) a new WHITE proxy card that reflects the date and time of the adjourned Meeting and removes the Hammann Nominees and Hammann Proposals.

In accordance with the procedures described in the Proxy Statement, and as a result of Mr. Hammann’s withdrawal of the Hammann Nominees and Hammann Proposals, any vote cast in favor of the Hammann Nominees or Hammann Proposals on the previous WHITE universal proxy card will not be recognized, be tabulated at the Meeting or have any legal effect. Stockholders who submitted the previous WHITE universal proxy card voting “FOR” the Hammann Nominees or Hammann Proposals can revoke that proxy by completing, signing, dating and promptly returning the new WHITE proxy card in the postage-paid envelope provided or by voting via the Internet by following the instructions on the new WHITE proxy card. Any votes “FOR” the nominees or proposals put forth by the Company on the previous WHITE universal proxy card remain valid and will be tabulated at the Meeting. Stockholders who submitted the Company’s previous WHITE universal proxy card voting “FOR” the nominees or proposals put forth by the Company do not need to take any further action.

If your shares are held in “street name” through an intermediary such as a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow these instructions in order for your shares to be voted. Your broker is required to vote those shares in accordance with your instructions. We urge you to instruct your broker, bank or other nominee, by following the instructions on the voting instruction form, to vote your shares in line with the Board’s recommendations on the voting instruction form, whether or not you plan to attend the Meeting.

This Supplement, the Notice of the Annual Meeting of Stockholders, the Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2022 are also available on the Company’s website at http://www.dmkpharmaceuticals.com. You may also obtain these materials on the SEC’s website: http://www.sec.gov. If you have any questions or need assistance voting, please contact Saratoga, our proxy solicitor:

520 8th Avenue, 20th Floor New York, New York 10022 (212) 257-1311 (888) 368-0379 info@saratogaproxy.com

DMK PHARMACEUTICALS CORPORATION C/O FIRST COAST RESULTS, INC. SUITE 112 200 BUSINESS PARK CIRCLE SAINT AUGUSTINE, FL 32095

SUBMIT YOUR PROXY TO VOTE BY INTERNET:

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to submit your proxy to vote and for electronic delivery of information up until November 29, 2023 11:59 p.m. Eastern Standard Time. Have your WHITE proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/DMK2023

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY MAIL:

Complete, sign, date and promptly return your WHITE proxy card in the postage-paid envelope we have provided, or return it to c/o First Coast Results, Inc., Suite 112, 200 Business Park Circle, Saint Augustine, FL 32095.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V26165-Z86511	KEEP THIS PORTION FOR YOUR RECORDS
THIS WHITE PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

DMK PHARMACEUTICALS CORPORATION

THIS IS A REVISED WHITE PROXY CARD. ANY VOTES ON THE COMPANY'S PREVIOUS WHITE UNIVERSAL PROXY CARD FOR THE NOMINEES OR PROPOSALS PUT FORTH BY THE COMPANY REMAIN VALID AND WILL BE TABULATED AT THE MEETING. ANY VOTES ON THE COMPANY'S PREVIOUS WHITE UNIVERSAL PROXY CARD FOR THE NOMINEES OR PROPOSALS PUT FORTH BY MR. HAMMANN WILL NOT BE RECOGNIZED, BE TABULATED AT THE MEETING OR HAVE ANY LEGAL EFFECT. IF YOU HAVE PREVIOUSLY SUBMITTED A WHITE UNIVERSAL PROXY CARD VOTING FOR THE NOMINEES OR PROPOSALS PUT FORTH BY MR. HAMMANN, YOU CAN REVOKE THAT PROXY BY COMPLETING, SIGNING, DATING AND PROMPTLY RETURNING THIS WHITE PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED OR BY VOTING VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THIS WHITE PROXY CARD.

The Board recommends a vote “FOR” each of the five Company nominees listed (1A) through (1E) in Proposal 1, “FOR” Proposal 2, “FOR” Proposal 3 and “FOR” Proposal 4. If you sign and return your WHITE proxy card and do not specify how you want your shares to be voted, your shares will be voted in accordance with the Board's recommendations.

1.	Election of Directors:				The Board recommends you vote “FOR” Proposals 2, 3 and 4:
							For	Against	Abstain
	To elect five directors to our Board, each to serve until the next annual meeting of stockholders or until his or her successor has been duly elected or appointed and qualified.				2.	To approve amendments to our 2020 Equity Incentive Plan to eliminate certain limitations on our ability to grant awards under the plan, to increase the limit on the number of shares that may be issued pursuant to incentive stock options, and make certain other amendments to the plan and approve the plan as amended, as described in more detail in the accompanying Proxy Statement.	☐	☐	☐

The Board recommends you vote “FOR” only the following five Company nominees (1A) through (1E):			For	Withhold

	1a.	Howard C. Birndorf	☐	☐	3.	To approve the compensation of our named executive officers.	☐	☐	☐

	1b.	Meera J. Desai, Ph.D., NACD.DC	☐	☐	4.	To ratify the selection of BDO USA, P.A. as our independent registered public accounting firm for the year ending December 31, 2023.	☐	☐	☐

	1c.	Vickie S. Reed	☐	☐

	1d. 1e.	Ebrahim Versi, M.D., Ph.D. Jannine Versi	☐ ☐	☐ ☐	Note: In his discretion, the proxy may vote upon any and all other matters as may properly come before the Meeting or any adjournment or postponement thereof, to the extent authorized under Rule 14a-4(c) of the Securities Exchange Act of 1934, as amended. In the event one or more of the named nominees for election as a director is unable to serve, the person designated as a proxy may cast votes for other persons as substitute nominees.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature, if held jointly [PLEASE SIGN WITHIN BOX]	Date

Important Notice Regarding the Availability of Proxy Materials for the Meeting:

The Notice, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2022 are available at www.proxyvote.com.

V26166-Z86511

DMK PHARMACEUTICALS CORPORATION

Adjourned 2023 Annual Meeting of Stockholders

To Reconvene November 30, 2023, 9:00 a.m. Pacific Time

This proxy is solicited by the Board of Directors (the "Board")

The stockholder(s) hereby appoint(s) Ebrahim Versi, as a proxy acting individually or in the absence of others, with the full power of substitution and re-substitution and hereby authorize(s) him to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock, par value $0.0001, of DMK PHARMACEUTICALS CORPORATION that the stockholder(s) is/are entitled to vote at the 2023 Annual Meeting of Stockholders (the "Meeting") originally to be held at 1:00 p.m. Pacific Time, on November 9, 2023, adjourned to 9:00 a.m. Pacific Time, on November 30, 2023, virtually at www.virtualshareholdermeeting.com/DMK2023, and any adjournment or postponement thereof.

In his discretion, the proxy is authorized to vote upon any other matter that may properly come before the Meeting or any adjournments or postponements thereof to the extent authorized under Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board's recommendations.

THE BOARD UNANIMOUSLY RECOMMENDS YOU VOTE “FOR” THE ELECTION OF EACH OF THE COMPANY’S FIVE DIRECTOR NOMINEES ON PROPOSAL 1 AND “FOR” PROPOSALS 2, 3 AND 4 USING THIS WHITE PROXY CARD.

Continued and to be signed on reverse side